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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 20, 2005

                           THE A CONSULTING TEAM, INC.
             (Exact name of registrant as specified in its charter)

         NEW YORK                       0-22945                  13-3169913
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


                 200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 979-8228

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 21, 2005, The A Consulting Team, Inc. ("TACT") entered into a Share Exchange Agreement among Vanguard Info-Solutions Corporation, a New Jersey corporation formerly known as B2B Solutions, Inc. ("Vanguard"), the stockholders of Vanguard named therein (the "Vanguard Stockholders"), the authorized representative named therein and TACT (the "Share Exchange Agreement"). Pursuant to the Share Exchange Agreement, TACT has agreed to a transaction (the "Exchange Transaction") in which TACT will acquire all of the issued and outstanding shares of capital stock of Vanguard in exchange for an aggregate of 7,312,796 shares of common stock of TACT, $.01 par value per share ("Common Shares"). 6,312,796 Common Shares will be issued to the Vanguard Stockholders upon consummation of the transactions contemplated by the Share Exchange Agreement. 1,000,000 Common Shares will be delivered by TACT into escrow for a period of one year to secure indemnification obligations of certain of the Vanguard Stockholders. The consummation of the Exchange Transaction requires the approval of the holders of TACT capital stock and is subject to customary conditions to closing, as well as the consummation of the Company Stock Purchase Transaction and the Selling Shareholder Stock Purchase Transaction, each as defined below. TACT engaged Ehrenkrantz King Nussbaum Inc. as its financial advisor in connection with the Exchange Transaction, who opined to TACT's board of directors that the terms and conditions of the Exchange Transaction were fair to TACT's current holders of Common Shares.

         On January 21, 2005, TACT entered into a Stock Purchase Agreement with Oak Finance Investments Limited ("Oak"), a British Virgin Islands company (the "Company Stock Purchase Agreement"). Pursuant to the Company Stock Purchase Agreement, TACT has agreed to sell, and Oak has agreed to purchase, 625,000 Common Shares at a purchase price of $8.00 per Common Share (the "Company Stock Purchase Transaction"). TACT also granted to Oak, or an assignee of Oak, an option to purchase an additional 625,000 Common Shares at a purchase price of $8.00 per Common Share within 120 days of the consummation of the transactions contemplated by the Company Stock Purchase Agreement. The consummation of the transactions contemplated by the Company Stock Purchase Agreement requires the approval of the holders of TACT capital stock and is subject to customary conditions to closing, as well as the consummation of the Exchange Transaction and the Selling Shareholder Stock Purchase Transaction.

         On January 21, 2005, Oak and Shmuel BenTov, the Chairman of the Board of Directors of TACT and its Chief Executive Officer (the "Selling Shareholder"), entered into a Stock Purchase Agreement (the "Shareholder Stock Purchase Agreement"). Pursuant to the Shareholder Stock Purchase Agreement, the Selling Shareholder has agreed to sell, and Oak has agreed to purchase, 1,024,697 Common Shares beneficially owned by the Selling Shareholder at a purchase price of $10.25 per Common Share (the "Selling Shareholder Stock Purchase Transaction"), provided, that if TACT does not pay a dividend on the Common Shares of $0.75 per Common Share on or prior to the date that the transactions contemplated by the Shareholder Stock Purchase Agreement are consummated, then the price per Common Share payable to the Selling Shareholder shall be increased by the amount of the difference between $0.75 and the amount of any dividend actually paid. Prior to the consummation of the Selling Shareholder Stock Purchase Transaction, the Selling Shareholder is required to convert all shares of preferred stock of TACT owned by him into Common Shares. The Selling Shareholder and Oak entered into a Principal Shareholder's Agreement (the "Voting Agreement") in connection with their execution and delivery of the Shareholder Stock Purchase Agreement. Pursuant to the Voting Agreement, the Selling Shareholder has agreed to, among other things, vote all Common Shares beneficially owned by him (excluding 3,750 Common Shares beneficially owned by the Selling Stockholder that are held of record by Ronit BenTov, the spouse of the Selling Stockholder) in favor of the Exchange Transaction and the Company Stock Purchase Transaction at any meeting of the holders of any class or classes of capital stock of TACT called to approve such transactions (or any written consents distributed in lieu of a meeting). The Selling Shareholder has also granted Oak an irrevocable proxy to, among other things, vote all Common Shares beneficially owned by him (excluding 3,750 Common Shares beneficially owned by the Selling Stockholder that are held of record by Ronit BenTov, the spouse of the Selling Stockholder) in favor of the Exchange Transaction and the Company Stock Purchase Transaction at any meeting of the holders of any class or classes of capital stock of TACT. The consummation of the transactions contemplated by the Shareholder Stock Purchase Agreement is subject to customary conditions to closing, as well as the consummation of the Exchange Transaction and the Company Stock Purchase Transaction and TACT and the Selling Shareholder entering into an amendment to the Selling Shareholder's existing employment agreement.
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         On January 21, 2005, TACT entered into an employment agreement (the
"New Employment Agreement") with its chief financial officer, Richard D. Falcone. The terms of the New Employment Agreement will become effective upon the consummation of the Exchange Transaction. The term of the Employment Agreement is three years.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         As described in Item 1.01, TACT has entered into the Share Exchange Agreement and the Company Stock Purchase Agreement, pursuant to each of which it has agreed to issue shares of unregistered equity securities in reliance upon
Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.01.        CHANGES IN CONTROL OF REGISTRANT

         If the transactions contemplated by the Exchange Agreement, the Company Stock Purchase Agreement and the Shareholder Stock Purchase Agreement described in Item 1.01 are ultimately consummated, TACT will undergo a change in control.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 20, 2005, the Board of Directors of TACT voted to expand the size of the Board of Directors to seven members. It is currently contemplated that Shmuel BenTov and Reuven Battat will resign from the Board of Directors of TACT prior to the consummation of the Exchange Transaction. Following the consummation of the Exchange Transaction, Andrew Harry Ball and William A. Newman will be elected to fill the vacancies created by the resignations of Shmuel BenTov and Reuven Battat by the two remaining members of the Board of Directors. A fifth director, who will be independent, will also be elected.

         Following consummation of the Exchange Transaction, the Chief Executive Officer of Vanguard will assume the role of Chief Executive Officer of TACT. Shmuel BenTov, TACT's current Chief Executive Officer, will remain with TACT in a business development and advisory role.
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ITEM 8.01.  OTHER EVENTS.

         On January 20, 2005, the Board of Directors of TACT voted to approve the change of the name of the registrant from The A Consulting Team, Inc. to Vanguard Info-Solutions International Inc. (the "Name Change"). The Name Change requires the approval of the holders of a majority of TACT's outstanding voting capital stock.

         On January 20, 2005, the Board of Directors of TACT voted to approve the declaration of a cash dividend of $0.75 per share on the shares of issued and outstanding common stock and preferred stock of TACT to the holders of record of such shares of common stock and preferred stock of TACT as of a date to be determined subsequently by the Board of Directors of TACT (the "Dividend"). The payment of the Dividend will be contingent upon the consummation of the transactions contemplated by the Share Exchange Agreement and the Company Stock Purchase Agreement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit 2.1 Share Exchange Agreement, dated as of January 21, 2005, among Vanguard Info-Solutions Corporation (a New Jersey Corporation formerly known as B2B Solutions, Inc.), the Vanguard Stockholders named therein, the authorized representative named therein and The A Consulting Team, Inc.

         Exhibit 9.1 Principal Shareholder's Agreement, dated as of January 21, 2005, by and between Oak Finance Investments Limited and Shmuel BenTov.

         Exhibit 10.1 Stock Purchase Agreement, dated as of January 21, 2005, by and between Oak Finance Investments and The A Consulting Team, Inc.

         Exhibit 10.2 Stock Purchase Agreement, dated as of January 21, 2005, between Oak Finance Investments Limited and Shmuel BenTov.

         Exhibit 10.3 Employment Agreement, to be dated as of the date of the consummation of the transactions contemplated by the Share Exchange Agreement, dated as of January 21, 2005 among Vanguard Info-Solutions Corporation (a New Jersey Corporation formerly known as B2B Solutions, Inc.), the Vanguard Stockholders named therein, the authorized representative named therein and The A Consulting Team, Inc., by and between The A Consulting Team, Inc. and Richard
D. Falcone.

         Exhibit 99.1 Press Release, dated January 23, 2005, regarding the circumstances discussed in this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE A CONSULTING TEAM, INC.

                                         By: /s/ Shmuel BenTov
                                            --------------------
         DATE: January 26, 2005          Shmuel BenTov, Chairman,
                                         Chief Executive Officer and President

                                         By: /s/ Richard D. Falcone
                                            -------------------------
         DATE: January 26, 2005          Richard D. Falcone, Treasurer
                                         and Chief Financial Officer